UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): May 26, 2010


                          PEOPLES BANCORPORATION, INC.


Incorporated under the      Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 57-0951843


                              1818 East Main Street
                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

         The Company held its Annual Meeting of Shareholders on May 26, 2010. At that meeting two matters were voted upon, as follows:

(1) Four directors were elected to each serve three year terms. The voting results were as follows:

Name                             For              Withhold    Broker Non-Votes
----                             ---              --------    ----------------

Paul C. Aughtry, III           3,247,544          138,547        1,530,755
R. David Land                  3,260,545          125,546        1,530,755
Eugene W. Merritt, Jr.         3,248,734          137,357        1,530,755
George B. Nalley, Jr.          3,262,517          123,574        1,530,755

The following directors' terms of office continued after the Annual Meeting:

Timothy J. Reed (2012),  Robert E. Dye, Jr (2012),  W. Rutledge Galloway (2012),
E. Smyth  McKissick,  III  (2012),  William B. West  (2012),  Charles E.  Dalton
(2011), George Weston Nalley (2011), R. Riggie Ridgeway (2011), William R. Rowan, III (2011), D. Gray Suggs (2011), and L. Andrew Westbrook, III (2011).

(2) Shareholders also voted on a nonbinding proposal for approval of executive compensation. The results were as follows:

         For               Against          Abstain         Broker Non-Votes
         ---               -------          -------         ----------------
        2,582,122          301,025          502,944           1,530,755


Item 8.01  Other Events

See Exhibit 99 for a letter to shareholders relating to the Company's first quarter 2010 performance. Such performance was previously disclosed in the Company's Form 10-Q for the quarter ended March 31, 2010.

Item 9.01  Financial Statements and Exhibits

Exhibit 99 Letter to shareholders relating to the Company's first quarter 2010 performance.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      PEOPLES BANCORPORATION, INC.
                                      (Registrant)

Date: May 27, 2010                   By: /s/ Robert E. Dye, Jr.
                                      ------------------------------------------
                                      Robert E. Dye, Jr.
                                      Senior Vice President (Principal Financial
                                      and Principal Accounting Officer)

                                 EXHIBIT INDEX


Exhibit 99 Letter to shareholders relating to the Company's first quarter 2010 performance.